UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2003

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                     001-16167                  43-1878297
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(State or Other Jurisdiction   (Commission File Number)          (IRS Employer
     of Incorporation)                                       Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1 Press Release, dated July 23, 2003, issued by Monsanto Company, announcing the Company's new fiscal year end

99.2     Amended and Restated By-Laws of Monsanto Company, effective
         July 22, 2003


ITEM 8.  CHANGE IN FISCAL YEAR

     On July 22, 2003, the Board of Directors of Monsanto Company authorized an amendment to the Company's Amended and Restated By-Laws changing the Company's fiscal year end from December 31 to August 31. The Company will file a transition report on Form 10-K for the eight-month period ending on August 31, 2003, with the Securities and Exchange Commission in accordance with the filing requirements for such report.

     A press release dated July 23, 2003, issued by Monsanto Company, announcing the fiscal year end change, and a copy of the Amended and Restated By-Laws of Monsanto Company effective July 22, 2003 are attached to this report as Exhibit
99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 23, 2003
                                MONSANTO COMPANY



                                By:      /s/ Michael L. DeCamp
                                   ----------------------------------------
                                   Name:  Michael L. DeCamp
                                          Assistant Secretary

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

                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------

99.1 Press Release, dated July 23, 2003, issued by Monsanto Company, announcing the Company's new fiscal year end

99.2           Amended and Restated By-Laws of Monsanto Company, effective
               July 22, 2003


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